Exhibit 99.1

Spansion Inc. Reports Fourth Quarter 2012 Results

Sunnyvale, California, Jan 29, 2013 -- Spansion Inc. (NYSE: CODE), a leading innovator of Flash memory solutions, today announced operating results for its fourth fiscal quarter ended December 30, 2012.

On a U.S. GAAP basis, Spansion reported fourth quarter net sales of $224.0 million, gross margin of 32.1%, operating income of $15.0 million and net income of $6.9 million.

On a non-GAAP basis, net sales totaled $224.0 million, adjusted gross margin was 36.1%, adjusted operating income was $32.0 million and adjusted net income was $21.8 million.

For reconciliation of GAAP to non-GAAP results, see accompanying tables “Reconciliation of U.S. GAAP to Non-GAAP Adjusted Financial Measures” on page 9.

Fourth Quarter 2012 Financial Highlights:

•	Revenue of $224.0 million
•	Non-GAAP adjusted gross margin of 36.1%
•	Non-GAAP adjusted operating income of $32.0 million or 14.3% of revenue
•	Adjusted EBITDA of $46.0 million
•	Cash, cash equivalents and short term investments of $313.9 million
•	Non-GAAP Diluted EPS $0.34

Fourth Quarter 2012 Business Highlights:

•	Continued market leadership and focused execution
•	Began to recognize incremental revenue from Embedded SLC NAND
•	Introduced industry’s first 8Gb 45nm Parallel NOR product

“As a result of continued execution on our strategic objectives, we delivered another profitable quarter amid challenging market conditions,” said John Kispert, president and CEO of Spansion. “For the full fiscal year, we made substantial progress in new product introductions with NAND and the Acoustic Coprocessor (ACP), as well as expanded into new markets with the growth of connected and intelligent devices in a range of industrial applications such as smart displays, security surveillance and home energy systems.”

Kispert continued,” With our strong product positioning, design win momentum and innovation in our embedded markets, we remain encouraged about future growth. Assuming business confidence improves, we expect to resume revenue growth throughout 2013, following a seasonally soft first quarter.”

Quarterly Conference Call and Accompanying Slide Presentation

Spansion will host a conference call Tuesday, January 29, 2013 at 1:30 pm PDT / 4:30 pm EDT to discuss its fourth quarter 2012 results. A live webcast of the conference call, together with a slide presentation that includes supplemental financial information and reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, may be accessed through the investor relations section of Spansion’s website at http://investor.spansion.com/.

Dial-in: 1- 800-573-4752 (toll free) or 1- 617-224-4324 (international); passcode: 51780179

An audio replay will be available two hours after the call and may be accessed via dial-in at 1-888-286-8010 (US), 1-617-801-6888 (International), with the passcode 13827671 or by webcast on the investor relations section of Spansion's website at http://investor.spansion.com/.

Fourth Quarter 2012 Results

U.S. GAAP results, in $millions except per share data and percentages

	Q4 2012	Q3 2012	Q4 2011
Net Sales	$224.0	$239.7	$220.0
Gross Margin	32.1%	32.7%	1.0%
Operating Income (Loss)	$15.0	$14.0	$(63.9)
Operating Margin	6.7%	5.8%	(29.0%)
Net income (loss) attributable to Spansion Inc. common stockholders	$6.9	$5.1	$(74.4)
Diluted Net Income (loss) Per Share	$0.11	$0.08	$(1.25)

Non-GAAP Results, in $millions except per share data and percentages

	Q4 2012	Q3 2012	Q4 2011	Inventory reserves relating to restructuring	Adjusted Q4 2011 excluding inventory reserves
Net Sales	$224.0	$239.7	$220.0	-	$220.0
Adjusted Gross Profit	$80.8	$87.0	$19.9	$33.4	$53.3
Adjusted Gross Margin	36.1%	36.3%	9.0%	-	24.2%
Adjusted Operating Income (Loss)	$32.0	$31.5	$(30.1)	$33.4	$3.3
Adjusted Net Income (Loss)	$21.8	$22.6	$(40.7)	$33.4	$(7.3)
Adjusted EBITDA	$46.0	$46.8	$(8.6)	$33.4	$24.8
Adjusted diluted EPS	$0.34	$0.36	$(0.68)	-	$(0.12)

Business Outlook

For the first quarter of 2013, Spansion estimates U.S. GAAP net sales in the range of $180 million to $205 million and GAAP net loss per share of ($0.33) to ($0.22).

The following charges are included in the guidance above:

($ in millions) Favorable/(Unfavorable)	COGS	Net Income
Intangible Amortization	(7)	(7)
Stock Based Compensation	(1)	(9)
Total	(8)	(16)

Excluding the above items, first quarter 2013 gross margin is expected to be 26.5% to 28.5%, and EPS is expected to be between ($0.05) and $0.06.

Use of Non-GAAP Financial Information

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for or superior to, the company’s financial results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP and supplemental information is provided to enhance the user's overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with U.S. GAAP. A reconciliation of each non-GAAP financial measure to the most direct, comparable GAAP financial measure is included below.

About Spansion

Spansion’s (NYSE: CODE) technology is at the heart of electronics systems, powering everything from the internet of today to the smart grid of tomorrow, positively impacting people’s daily lives at work and play. Spansion’s broad Flash memory product portfolio, smart innovation and industry leading service and support are enabling customers to achieve greater efficiency and success in their target markets. For more information, visit http://www.spansion.com.

Spansion®, the Spansion logo, MirrorBit®, MirrorBit® Eclipse™ and combinations thereof, are trademarks and registered trademarks of Spansion LLC in the United States and other countries. Other names used are for informational purposes only and may be trademarks of their respective owners.

Cautionary Statement

This release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements. The risks and uncertainties include the company’s ability to: execute its business strategy; drive new design wins; reduce operating expenses; strengthen customer relations; accelerate the adoption of new products and obtain the anticipated cost savings.  Additional risks related to the company’s emergence from bankruptcy include: any negative impact on the company's business, results of operations, financial position or cash management arrangements; and the negative impact on relationships with employees, customers, suppliers, contract manufacturers and other stakeholders. In addition, the instability of the global economy and tight credit markets could continue to adversely impact the company’s business in several respects, including adversely impacting: the credit quality and insolvency risk of the company and its customers and business partners, including suppliers and distributors; bookings; and demand for Spansion products. The company urges investors to review in detail the risks and uncertainties discussed in the company’s Securities and Exchange Commission filings, including but not limited to the company's most recent Annual Report on Form 10-K for fiscal 2011 and Quarterly Reports on Form 10-Q. Unless otherwise required by applicable laws, the company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Press Contact:	Investor Relations:

Michele Landry	Melanie Friedman
Spansion Inc.	The Blueshirt Group
+1.408.616.3817	+1.415.217.4964
michele.landry@spansion.com	melanie@blueshirtgroup.com

Company News:
http://www.spansion.com/

Investor Relations Web site:
http://investor.spansion.com/

Spansion Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except per share amounts)

	Three Months Ended Dec 30, 2012	Three Months Ended Sep 30, 2012	Three Months Ended Dec 25, 2011
Net sales	$223,987	$239,747	$220,015
Cost of sales	152,047	161,281	217,810
Gross Profit	71,940	78,466	2,205

Research and development	24,771	27,407	24,525
Sales, general and administrative	32,121	35,228	29,273
Restructuring charges	-	1,862	12,295
Operating income (loss)	15,048	13,969	(63,888)
Interest & other income	2,472	1,267	2,721
Interest expense	(7,224)	(7,339)	(7,687)

Income (loss) before income taxes	10,296	7,897	(68,854)
Provision for income taxes	(3,428)	(2,757)	(5,649)
Net income (loss)	$6,868	$5,140	$(74,503)
Less: Net loss attributable to non-controlling interest	-	-	(134)
Net income (loss) attributable to Spansion Inc.	$6,868	$5,140	$(74,369)

Net income (loss) per common share attributable to Spansion Inc. common stockholders
Basic	$0.11	$0.09	$(1.25)
Diluted	$0.11	$0.08	$(1.25)
Shares used in per share calculation
Basic	60,144	60,139	59,574
Diluted	61,487	60,820	59,574

Spansion Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(In thousands)

Assets	Dec 30, 2012	Sep 30, 2012	Dec 25, 2011
Current assets:
Cash and cash equivalents	$262,177	$279,460	$194,850
Short-term investments	51,720	48,606	67,855
Accounts receivable, net	106,864	117,446	110,343
Inventories	182,192	172,503	174,089
Deferred income taxes	8,699	9,782	6,275
Prepaid expenses and other current assets	28,531	36,700	29,494
Total current assets	640,183	664,497	582,906

Property, plant and equipment, net	176,728	175,456	209,227
Intangible assets	149,153	156,802	177,721
Goodwill	166,931	167,216	167,219
Other assets	39,171	41,643	54,072
Total assets	$1,172,166	$1,205,614	$1,191,145

Liabilities and Equity
Current liabilities:
Accounts payable	85,542	78,902	79,560
Accrued compensation and benefits	26,080	33,878	30,676
Other accrued liabilities	29,913	46,738	52,598
Deferred income	9,135	15,065	18,223
Current portion of long-term debt and obligations under capital leases	5,382	11,468	4,222
Income taxes payable	2,618	4,810	1,702
Deferred income taxes, short-term	-	-	360
Total current liabilities	158,670	190,861	187,341

Deferred income taxes	9,393	9,314	6,135
Long-term debt, less current portion	410,913	405,832	445,177
Other long-term liabilities	31,416	31,436	29,951
Total liabilities	610,392	637,443	668,604

Class A Common stock, $0.001 par value, 150,000,000 shares authorized, 57,267,409 shares issued and outstanding	58	61	60
Class B common stock, $0.001 par value, 1 share authorized, 1 share issued and outstanding	-	-	-
Additional paid in capital	690,891	704,922	675,309
Accumulated deficit	(127,691)	(134,559)	(152,578)
Accumulated other comprehensive loss	(1,484)	(2,253)	(1,628)
Total Spansion Inc. stockholders’ equity	561,774	568,171	521,163
Non-controlling interest	-	-	1,378
Total equity	561,774	568,171	522,541

Total liabilities and stockholders' equity	$1,172,166	$1,205,614	$1,191,145

Spansion Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(In thousands)

	Three Months Ended Dec 30, 2012	Three Months Ended Sep 30, 2012	Three Months Ended Dec 25, 2011
Cash Flows from Operating Activities:
Net income (loss)	$6,868	$5,140	$(74,503)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization	21,041	22,611	27,906
Provision (benefit) for deferred income taxes	4,063	(87)	7,249
Net gain on sale and disposal of property, plant and equipment	(760)	(1,117)	(438)
Asset impairment charges	-	-	11,945
Compensation recognized under employee stock plans	10,187	8,761	4,977
Changes in operating assets and liabilities	(16,197)	27,010	11,607
Net cash provided by (used for) operating activities	25,202	62,318	(11,257)

Cash Flows from Investing Activities:
Proceeds from sale of property, plant and equipment	1,278	1,713	840
Purchase of property, plant and equipment	(11,533)	(12,166)	(26,835)
Purchase of marketable securities	(16,199)	(28,686)	(20,305)
Proceeds from maturities of marketable securities	13,086	44,336	17,714
Net cash provided by (used for) investing activities	(13,368)	5,197	(28,586)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock due to options exercised	230	27	-
Refinancing costs on Term loan and Revolver	(2,597)	-	-
Payments on debt and capital lease obligations	-	(15,560)	(696)
Acquisition of non-controlling interest	-	(720)	-
Cash settlement on hedging activities	(274)	(268)	(268)
Purchase of bankruptcy claims	(24,450)	-	-
Net cash used for financing activities	(27,091)	(16,521)	(964)

Effect of exchange rate changes on cash and cash equivalents	(2,026)	339	137
Net increase (decrease) in cash and cash equivalents	(17,283)	51,333	(40,670)
Cash and cash equivalents at the beginning of period	279,460	228,127	235,520
Cash and cash equivalents at end of period	$262,177	$279,460	$194,850

Use of Non-GAAP Financial Information

To provide investors and others with additional information regarding Spansion’s operating results, we have disclosed in this press release certain non-GAAP financial measures, including adjusted gross profit, adjusted operating income, adjusted net income, and adjusted EBITDA. These non-GAAP financial measures are a supplement to, and not a substitute for or superior to, the company’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP financial measures are provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Spansion has provided a reconciliation of the non-GAAP financial measures used in this release to the most directly comparable GAAP financial measures:

•
Non-GAAP adjusted gross profit differs from GAAP gross profit in that it excludes the impact of non-recurring items, amortization of intangibles, asset impairment charges, stock compensation expense and inventory reserves related to restructuring.

•
Non-GAAP adjusted operating income differs from GAAP operating income in that it excludes the impact of non-recurring items, amortization of intangibles, litigation credit related to Samsung, one-time restructuring charges, asset impairment charges, stock compensation expense and inventory reserves related to restructuring.

•
Non-GAAP adjusted net income (loss) differs from GAAP net income in that it excludes the impact of non-recurring items, amortization of intangibles, litigation credit related to Samsung, one-time restructuring charges, asset impairment charges, stock compensation expense, net income attributable to non-controlling interest, Tessera claim reserve reversal, refinancing costs for Term Loan and Revolver and inventory reserves related to restructuring.

•
Adjusted EBITDA is a non-GAAP financial measure, and it is EBITDA adjusted for the impact of  one-time restructuring charges, asset impairment charges, litigation credit related to Samsung, stock-based compensation and inventory reserves related to restructuring.

Management believes these non-GAAP financial measures:

•
Reflect Spansion’s ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in Spansion’s business, as they exclude expenses that are not reflective of ongoing operating results;

•
Provide useful information to investors and others in understanding and evaluating Spansion’s operating results and future prospects in the same manner as management and in comparing financial results across accounting periods;

•
Provide an additional view of the performance of the company by adding interest expenses, taxes, depreciation and amortization to the net income. Further adjustments due to stock compensation expense attempt to exclude items that are either non-cash or non-recurring in nature.

Reconciliation of U.S. GAAP to Non-GAAP Adjusted Financial Measures

Gross Profit to Non-GAAP Adjusted Gross Profit

($ in millions)	Q4 2012	Q3 2012	Q4 2011
GAAP gross profit	$71.9	$78.5	$2.2
Add: Intangibles amortization	6.8	6.8	6.4
Add: Asset impairment charges	-	-	10.4
Add: Stock compensation expense	2.1	1.7	0.9
Non-GAAP Gross Profit	$80.8	$87.0	$19.9
Add: Inventory reserves related to restructuring	-	-	33.4
Non-GAAP Adjusted Gross Profit excluding inventory reserves	$80.8	$87.0	$53.3

Operating Income (Loss) to Non-GAAP Adjusted Operating Income

($ in millions)	Q4 2012	Q3 2012	Q4 2011
GAAP operating income (loss)	$15.0	$14.0	$(63.9)
Add: Intangibles amortization	6.8	6.8	6.4
Less: Litigation credit related to Samsung	-	-	(1.0)
Add: Restructuring charges	-	1.9	12.3
Add: Asset impairment charges	-	-	11.1
Add: Stock compensation expense	10.2	8.8	5.0
Non-GAAP Operating Income (Loss)	$32.0	$31.5	$(30.1)
Add: Inventory reserves related to restructuring	-	-	33.4
Non-GAAP Adjusted Operating Income excluding inventory reserves	$32.0	$31.5	$3.3

Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss)

($ in millions)	Q4 2012	Q3 2012	Q4 2011
GAAP net income (loss)	$6.9	$5.1	$(74.4)
Add: Intangibles amortization	6.8	6.8	6.4
Less: Litigation credit related to Samsung	-	-	(1.0)
Add: Restructuring charges	-	1.9	12.3
Add: Asset impairment charges	-	-	11.1
Add: Stock compensation expense	10.2	8.8	5.0
Less: Net income attributable to non-controlling interest	-	-	(0.1)
Less: Tessera claim reserve reversal	(4.0)	-	-
Add: Refinancing costs for Term Loan and Revolver	1.9	-	-
Non-GAAP Net Income (Loss)	$21.8	$22.6	$(40.7)
Add: Inventory reserves related to restructuring	-	-	33.4
Non-GAAP Adjusted Net Income (Loss) excluding inventory reserves	$21.8	$22.6	$(7.3)

Net Income (Loss) to Adjusted EBITDA

($ in millions)	Q4 2012	Q3 2012	Q4 2011
GAAP net income (loss)	$6.9	$5.1	$(74.4)
Add: Interest and other expense (income)	4.8	6.1	5.0
Add: Taxes	3.4	2.8	5.6
Add: Depreciation and amortization	20.7	22.1	27.9
Add: Restructuring charges	-	1.9	12.3
Add: Asset impairment charges	-	-	11.1
Less: Litigation credit related to Samsung	-	-	(1.0)
Add: Stock compensation expense	10.2	8.8	5.0
Less: Net income attributable to non-controlling interest	-	-	(0.1)
Non-GAAP Adjusted EBITDA	$46.0	$46.8	$(8.6)
Add: Inventory reserves related to restructuring	-	-	33.4
Non-GAAP Adjusted EBITDA excluding inventory reserves	$46.0	$46.8	$24.8